Exhibit 10.1

AmTrust Corporate Capital Limited
AmTrust Corporate Member Limited
AmTrust Corporate Member Two Limited
as Corporate Members

and

AmTrust International Insurance, Ltd.
as Account Party

and

AmTrust Financial Services, Inc.
as Guarantor

and

The Banks and Financial Institutions
Listed in Schedule 1 of the Amended Facility Agreement
as Original Banks

and

ING BANK N.V., LONDON BRANCH
as Agent

and

ING BANK N.V., LONDON BRANCH
as Issuing Bank

and

ING BANK N.V., LONDON BRANCH
as Security Trustee

Amendment Agreement
relating to a Credit Facility Agreement

Execution Version

Contents
1    Definitions and construction    1
2    Amendments to the Amended Facility Agreement    2
3    Representations and warranties    2
4    Continuity and further assurance    2
5    Amendments    3
6    Transfers    3
7    Incorporation of terms    3
8    Finance Document    3
9    Governing law    3

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This Agreement dated     20 May 2015 is made
Between:

(1)	AmTrust Corporate Capital Limited, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB (ACCL);

(2)	AmTrust Corporate Member Limited, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA (ACML);

(3)	AmTrust Corporate Member Two Limited, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA (ACM2L);

(4)
AmTrust International Insurance, Ltd., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the Account Party);

(5)	AmTrust Financial Services, Inc., a corporation organised under the laws of Delaware whose registered office is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (the Guarantor);

(6)	The Banks and Financial Institutions Listed In Schedule 1 of the Amended Facility Agreement (the Original Banks);

(7)	ING Bank N.V., London Branch (the Agent);

(8)	ING Bank N.V., London Branch (the Issuing Bank); and

(9)	ING Bank N.V., London Branch (the Security Trustee).
Recitals

(A)
Under the Amended Facility Agreement, the Banks (as defined therein) have made available to the Account Party, subject as provided therein, a letter of credit facility of up to £235,000,000 (or equivalent in other eligible currencies):

(i)	to provide Funds at Lloyd's on behalf of ACCL to support its underwriting at Lloyd's as a member of Syndicate 2526 as constituted for the 2015 and all prior open years of account;

(ii)	to provide Funds at Lloyd's on behalf of ACML to support its underwriting at Lloyd's as a member of Syndicate 1206 as constituted for the 2015 and all prior open years of account; and

(iii)	to provide Funds at Lloyd's on behalf of ACM2L to support its underwriting at Lloyd's as a member of Syndicate 44 as constituted for the 2015 and all prior open years of account.

(B)	The parties hereto have agreed to amend the Amended Facility Agreement on the terms of this Agreement.
It is agreed as follows:
1    Definitions and construction
1.1    Definitions
Words and expressions defined in the Amended Facility Agreement, as amended by this Agreement, shall have the same meanings in this Agreement. In addition in this Agreement, unless the context otherwise requires, the following definitions apply:
Amended Facility Agreement means the letter of credit facility agreement dated 26 November 2013 as amended and restated on 25 November 2014 between ACCL, the Account Party, the Guarantor, and ING Bank N.V., London Branch, and as acceded to by ACML and ACM2L.
1.2    Interpretation

1

The principles of construction set out in clause 1.2 (Interpretation) of the Amended Facility Agreement shall apply to this Agreement, insofar as they are relevant to it, as they apply to the Amended Facility Agreement.
1.3    Miscellaneous
The provisions of clauses 1.3 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to "this Agreement" were references to this Agreement.
2    Amendments to the Amended Facility Agreement
With effect on and from the date of this Agreement, the Amended Facility Agreement shall be amended as follows:
2.1    A new definition of "Amendment Agreement" shall be inserted as follows:
""Amendment Agreement" means the amendment agreement dated 20 May 2015 between the parties to this Agreement pursuant to which the terms of this Agreement were amended."

2.2	Part (d) of the definition of "Permitted Convertible Notes" shall be deleted in its entirety and replaced with the following:

"(d)    the aggregate principal amount of Indebtedness permitted to be issued or     incurred under this definition shall not exceed $280,000,000 at any time outstanding."
2.3    A new definition of "First Amendment Date" shall be inserted as follows:
""First Amendment Date" means the date of the Amendment Agreement"."

2.4
From the First Amendment Date, any reference in any Finance Document to the Amended Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement as amended by this Agreement.

3    Representations and warranties

3.1
Subject to Clause 3.2, each Obligor represents and warrants that each of the representations and warranties set out in clauses 12.2 to 12.33 of the Amended Facility Agreement, construed as if references therein to "this Agreement" were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to "material", "Material Adverse Change" or similar wording, in all respects) as at the date of this Agreement.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4    Continuity and further assurance
4.1    Continuing obligations
The rights and obligations of the parties under the Amended Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. Each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue fully to secure the obligations of the relevant Obligors under the Amended Facility Agreement notwithstanding the extension of its purpose and the amendment of its provisions.

4.2    Actions already taken

2

Any action already taken and any payment already made by a party under the Amended Facility Agreement prior to the date of this Agreement shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.
4.3    Further assurance
Each of the parties shall do all acts and things necessary to give effect to the amendments effected or to be effected pursuant hereto.
5    Amendments
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.
6    Transfers
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.
7    Incorporation of terms
The provisions of clauses 17.5 (Indemnity against costs), 31 (Miscellaneous), 34 (Notices) and 35.2 to 35.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to "this Agreement" were references to this Agreement.
8    Finance Document
This Agreement is designated by the Agent and the Account Party as a Finance Document.
9    Governing law
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.
AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

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Execution pages
ACCL

Signed for and on behalf of AmTrust Corporate Capital Limited	) )	sign here: /s/ Jeremy Cadle
print name: Jeremy Cadle

job title: Director

ACML

Signed for and on behalf of AmTrust Corporate Member Limited	) )	sign here: /s/ Jeremy Cadle
print name: Jeremy Cadle

job title: Director

ACM2L

Signed for and on behalf of AmTrust Corporate Member Two Limited	) ) )	sign here: /s/ Jeremy Cadle
print name: Jeremy Cadle

job title: Director

Account Party

Signed for and on behalf of AmTrust International Insurance, Ltd.	) )	sign here: /s/ Stephen Ungar
print name: Stephen Ungar

job title: Secretary

Guarantor

Signed for and on behalf of AmTrust Financial Services, Inc.	) )	sign here: /s/ Harry Schlachter
print name: Harry Schlachter

job title: Senior Vice President, Treasurer

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Original Banks

Signed for and on behalf of ING Bank N.V., London Branch	) )	sign here: /s/ Mariette Groen
print name: Mariette Groen

job title: Director

sign here: /s/ Mike Sharman
print name: Mike Sharman

job title: Managing Director

Agent

Signed for and on behalf of ING Bank N.V., London Branch	) )	sign here: /s/ Mariette Groen
print name: Mariette Groen

job title: Director

sign here: /s/ Mike Sharman
print name: Mike Sharman

job title: Managing Director

5

Issuing Bank

Signed for and on behalf of ING Bank N.V., London Branch	) )	sign here: /s/ Mariette Groen
print name: Mariette Groen

job title: Director

sign here: /s/ Mike Sharman
print name: Mike Sharman

job title: Managing Director
Security Trustee

Signed for and on behalf of ING Bank N.V., London Branch	) )	sign here: /s/ Mariette Groen
print name: Mariette Groen

job title: Director

sign here: /s/ Mike Sharman
print name: Mike Sharman

job title: Managing Director

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